UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424	(973) 890-7220
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On January 12, 2021, Cantel Medical Corp. (“Cantel”) and STERIS plc (“STERIS”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 12, 2021, providing for the merger of STERIS and Cantel. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, Cantel and STERIS intend to provide supplemental information on January 12, 2021 regarding the proposed transaction in connection with a presentation to analysts and investors. The slides that will be made available in connection with the presentation are furnished as Exhibit 99.2 hereto and are incorporated herein by reference.

The information furnished with this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between STERIS and Cantel, STERIS will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Cantel that also constitutes a prospectus of STERIS. The definitive proxy statement/prospectus will be delivered to shareholders of Cantel. INVESTORS AND SECURITY HOLDERS OF STERIS AND CANTEL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by STERIS and Cantel through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by STERIS will be available free of charge on STERIS’s internet website at www.STERIS.com or by contacting STERIS’s Investor Relations Department at (440) 392-7245. Copies of the documents filed with the SEC by Cantel will be available free of charge on Cantel’s internet website at www.cantelmedical.com or by contacting Cantel’s Investor Relations Department at (763) 553-3341.

Participants in the Merger Solicitation

STERIS, Cantel, their respective directors and certain of their respective executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cantel shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Cantel is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on November 18, 2020 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of STERIS is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 5, 2020 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, for which we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition of Cantel by STERIS, including future financial and operating results, Cantel’s or STERIS’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts. Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “enable,” and “opportunity” and variations of such words and similar expressions generally identify forward-looking statements. Risks and uncertainties associated with these forward-looking statements include the potential that we may not be able to consummate the transaction, or that the expected benefits and opportunities of the transaction may not be realized or may take longer to realize than expected, or that required regulatory approvals may not be obtained as quickly as expected, or at all. There are also risks and uncertainties related to the subsequent integration of the companies; the ability to recognize the anticipated synergies and benefits of the acquisition; restructuring in connection with, and successful closing of, the transaction; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Cantel shareholder approval; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the failure of the transaction to close for any other reason; risks relating to the value of the STERIS shares to be issued in the transaction; access to available financing (including financing for the transaction) on a timely basis and on reasonable terms; the impact of competitive products and pricing; the impact of the COVID-19 pandemic on our operations and financial results; general economic conditions; and technological and market changes in our industry. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Some of the factors which could cause results to differ from those expressed in any forward-looking statement are set forth in our most recent Annual Report on Form 10-K, which we may update in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This cautionary statement is applicable to all forward-looking statements contained in this communication.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Joint Press Release, dated January 12, 2021.
Exhibit 99.2	Investor Presentation, dated January 12, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

By:	/s/ George L. Fotiades
George L. Fotiades
Chief Executive Officer

January 12, 2021